(2_FIDELITY_LOGOS)FIDELITY

EXCHANGE
FUND
SEMIANNUAL REPORT
JUNE 30, 1997
CONTENTS


PRESIDENT'S MESSAGE    3     Ned Johnson on investing
                             strategies.

PERFORMANCE            4     How the fund has done over time.

FUND TALK              6     The manager's review of fund
                             performance, strategy and outlook.

INVESTMENT CHANGES     8     A summary of major shifts in the
                             fund's investments over the past six
                             months.

INVESTMENTS            9     A complete list of the fund's
                             investments with their market
                             values.

FINANCIAL STATEMENTS   15    Statements of assets and liabilities,
                             operations, and changes in net
                             assets,
                             as well as financial highlights.

NOTES                  19    Notes to the financial statements.




THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Through the first six months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them periodically. The stock market rebounded strongly from its early spring correction to continue on its record-setting pace, as seen by the roughly 20% year-to-date gain by the Standard & Poor's 500 Index. The bond market posted moderate returns over the first half of the year, as positive news on the inflation front helped soften the effects of a hike in short-term interest rates by the Federal Reserve Board in late March.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997       PAST 6   PAST 1   PAST 5    PAST 10
                                  MONTHS   YEAR     YEARS     YEARS

Fidelity Exchange                 21.44%   32.00%   138.78%   280.15%

S&P 500(registered trademark)     20.61%   34.70%   146.59%   292.69%

Growth and Income Funds Average   15.52%   28.07%   122.51%   232.50%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stock prices. To measure how the fund's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 626 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JUNE 30, 1997       PAST 1   PAST 5   PAST 10
                                  YEAR     YEARS    YEARS

Fidelity Exchange                 32.00%   19.01%   14.29%

S&P 500                           34.70%   19.78%   14.64%

Growth and Income Funds Average   28.07%   17.25%   12.67%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
  1987/06/30      10000.00                    10000.00
  1987/07/31      10489.47                    10507.00
  1987/08/31      10821.44                    10898.91
  1987/09/30      10569.66                    10660.22
  1987/10/31       8376.30                     8364.01
  1987/11/30       7705.31                     7674.82
  1987/12/31       8279.46                     8258.87
  1988/01/31       8583.20                     8606.57
  1988/02/29       9041.55                     9007.64
  1988/03/31       8752.65                     8729.30
  1988/04/30       8775.39                     8826.20
  1988/05/31       8771.38                     8902.98
  1988/06/30       9078.38                     9311.63
  1988/07/31       8987.63                     9276.25
  1988/08/31       8826.43                     8960.85
  1988/09/30       9162.37                     9342.59
  1988/10/31       9566.03                     9602.31
  1988/11/30       9483.40                     9465.00
  1988/12/31       9636.34                     9630.63
  1989/01/31      10203.35                    10335.60
  1989/02/28      10011.59                    10078.24
  1989/03/31      10250.99                    10313.06
  1989/04/30      10802.41                    10848.31
  1989/05/31      11201.22                    11287.67
  1989/06/30      11151.99                    11223.33
  1989/07/31      12171.37                    12236.79
  1989/08/31      12244.18                    12476.64
  1989/09/30      12162.63                    12425.48
  1989/10/31      11971.86                    12137.21
  1989/11/30      12286.41                    12384.81
  1989/12/31      12482.55                    12682.05
  1990/01/31      11660.96                    11831.08
  1990/02/28      11760.55                    11983.70
  1990/03/31      12074.87                    12301.27
  1990/04/30      11832.13                    11993.74
  1990/05/31      13145.43                    13163.13
  1990/06/30      13170.65                    13073.62
  1990/07/31      13082.46                    13031.78
  1990/08/31      11986.35                    11853.71
  1990/09/30      11428.84                    11276.43
  1990/10/31      11339.07                    11227.94
  1990/11/30      12055.64                    11953.27
  1990/12/31      12421.43                    12286.77
  1991/01/31      12830.24                    12822.47
  1991/02/28      13775.42                    13739.28
  1991/03/31      14146.63                    14071.77
  1991/04/30      14099.20                    14105.54
  1991/05/31      14714.06                    14714.90
  1991/06/30      13996.47                    14040.96
  1991/07/31      14711.10                    14695.26
  1991/08/31      15025.41                    15043.54
  1991/09/30      14739.23                    14792.31
  1991/10/31      15022.10                    14990.53
  1991/11/30      14552.30                    14386.41
  1991/12/31      16323.84                    16032.22
  1992/01/31      15967.16                    15734.02
  1992/02/29      16246.81                    15938.56
  1992/03/31      15935.34                    15627.76
  1992/04/30      16233.41                    16087.22
  1992/05/31      16332.21                    16166.04
  1992/06/30      15920.41                    15925.17
  1992/07/31      16663.45                    16576.51
  1992/08/31      16441.72                    16236.69
  1992/09/30      16509.43                    16428.28
  1992/10/31      16658.38                    16485.78
  1992/11/30      17166.15                    17047.95
  1992/12/31      17088.54                    17257.64
  1993/01/31      16955.53                    17402.60
  1993/02/28      17007.35                    17639.28
  1993/03/31      17397.77                    18011.46
  1993/04/30      17057.45                    17575.59
  1993/05/31      17491.05                    18046.61
  1993/06/30      17502.41                    18098.95
  1993/07/31      17177.55                    18026.55
  1993/08/31      17804.57                    18709.76
  1993/09/30      17656.11                    18565.69
  1993/10/31      18185.32                    18950.00
  1993/11/30      17933.81                    18769.98
  1993/12/31      18206.20                    18997.10
  1994/01/31      18500.14                    19643.00
  1994/02/28      18067.22                    19110.67
  1994/03/31      17327.49                    18277.45
  1994/04/30      17619.81                    18511.40
  1994/05/31      17912.14                    18814.98
  1994/06/30      17459.02                    18354.02
  1994/07/31      18010.47                    18956.03
  1994/08/31      18787.19                    19733.23
  1994/09/30      18606.98                    19249.76
  1994/10/31      19097.16                    19682.88
  1994/11/30      18758.36                    18966.03
  1994/12/31      19054.11                    19247.30
  1995/01/31      19746.01                    19746.38
  1995/02/28      20422.91                    20515.90
  1995/03/31      20767.91                    21121.32
  1995/04/30      21433.40                    21743.34
  1995/05/31      22234.64                    22612.42
  1995/06/30      22705.71                    23137.71
  1995/07/31      23459.83                    23904.96
  1995/08/31      23198.94                    23964.96
  1995/09/30      24301.56                    24976.28
  1995/10/31      24408.21                    24887.12
  1995/11/30      25421.33                    25979.66
  1995/12/31      25870.28                    26480.03
  1996/01/31      26815.98                    27381.41
  1996/02/29      27236.93                    27635.23
  1996/03/31      27523.33                    27901.36
  1996/04/30      27852.02                    28312.63
  1996/05/31      28626.64                    29042.81
  1996/06/30      28799.63                    29153.46
  1996/07/31      27323.02                    27865.46
  1996/08/31      27894.67                    28453.15
  1996/09/30      29489.48                    30054.49
  1996/10/31      29815.03                    30883.39
  1996/11/30      31952.43                    33217.87
  1996/12/31      31303.56                    32559.82
  1997/01/31      33137.90                    34594.16
  1997/02/28      33483.55                    34865.38
  1997/03/31      32450.51                    33432.76
  1997/04/30      34218.08                    35428.69
  1997/05/31      36225.24                    37585.59
  1997/06/30      38014.97                    39269.43
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Exchange Fund on June 30, 1987. As the chart shows, by June 30, 1997, the value of the investment would have grown to $38,015 - a 280.15% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $39,269 - a 292.69% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn,
the share price and return of
a fund that invests in stocks
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS: Timothy E. Heffernan became Portfolio Manager of Fidelity Exchange Fund on June 1, 1997.
Q. HOW DID THE FUND PERFORM, TIM?
A. For the six months that ended June 30, 1997, the fund had a total return of 21.44%, beating the return of 20.61% for the Standard & Poor's 500 Index. The fund also outperformed the growth and income funds average, tracked by Lipper Analytical Services, which posted a return of 15.52% during the period. For the 12 months that ended June 30, 1997, the fund had a total return of 32.00%. The fund slightly underperformed the 34.70% return of the S&P 500, but beat the growth and income funds average of 28.07% for the 12-month period.
Q. WHAT FACTORS HELPED THE FUND'S PERFORMANCE DURING THE PERIOD?
A. Over the past six months, the market favored large-cap stocks that have shown steady earnings growth - the type of stock found in this fund. Despite stumbling a bit in the middle of the period due to some investor uncertainty and inflation concerns, stocks continued on a swift road upward in the first half of 1997. At the beginning of January, stock prices soared after reports of solid corporate earnings for 1996. At the end of February, Federal Reserve Board Chairman Alan Greenspan said he felt stock prices were too high. He followed up on this comment by pushing the federal funds rate - the rate banks charge each other for overnight loans - up 25 basis points to 5.50% at the end of March. The market skidded a bit through these months on the rate concerns, but picked up the pace again in late April. Stocks in the financial, consumer goods and health care industries performed very well, which helped the fund. Merger mania among banks attracted investors seeking the efficiencies achieved through consolidation. Consumer stocks did well as investors sought out non-cyclical stocks with solid earnings growth. Finally, investors looked to health care stocks as a defensive play, determining that the demand for health services was fairly constant and did not rely heavily on the strength of the economy. The fund was overweighted in both health care and consumer nondurables compared with the S&P 500 during the period. And although it was underweighted in finance stocks relative to the index, the fund's finance investments performed better than the stocks from that sector included in the S&P 500.
Q. WHICH STOCKS CONTRIBUTED MOST TO THE FUND'S STRONG PERFORMANCE?
A. General Electric, a company that has shown consistently strong earnings growth, was a great performer during the period. The stock's value increased considerably during the first half of 1997. Also generating strong returns were the fund's health care investments. Four of the fund's top 10 holdings - Schering-Plough, Bristol-Myers Squibb, American Home Products and Pfizer - were health care stocks. The companies were beneficiaries of investors who bought their stocks as defensive moves in an extremely excitable market. Investors were not only seeking steady earnings growth from these companies, but they also looked to reap the rewards of efficiency brought by consolidation in the health care industry. Nondurables, such as Gillette and Coca-Cola, also performed well.
Q. WHAT WERE SOME OF THE OTHER STOCKS THAT HELPED PERFORMANCE?
A. American Express did well during the six months, bolstered by healthy consumer spending and a relatively stable interest rate environment during the period. Parker-Hannifin, a maker of electrical equipment and mechanical devices, was also a strong performer during the period.
Q. IT SEEMS LIKE MOST OF THE STOCKS THAT MAKE UP THE FUND PERFORMED VERY WELL. WERE ANY AREAS OF THE FUND PARTICULARLY DISAPPOINTING IN THE FIRST HALF OF THE YEAR?
A. The fund was underweighted in technology stocks relative to the S&P 500, and the fund's investments in technology didn't perform as well as the technology stocks included in the index. In particular, the fund held no shares in some of the best-performing technology stocks in the index, including Dell Computer, Lucent Technologies and Microsoft. Also detracting from performance was the fund's holdings in John Harland Company, a business services and printing firm. The company reported disappointing earnings and had problems implementing its restructuring plan.
Q. WHAT'S YOUR OUTLOOK AS WE MOVE INTO THE SECOND HALF OF THE YEAR?
A. At the end of June, stocks continued their march upward, as the Dow Jones Industrial Average approached 8000. With the market doing so well for so long, investors are confident, but cautious - suspecting that any shock to the market could turn the bulls into bears. While a variety of economic factors indicate a path of moderate growth, the major consumer fundamentals
- job growth and income gains - remain supportive of a stronger economy. If consumer spending picks up, inflation may again enter the picture leading to higher interest rates. With businesses running out of ways to reduce costs, further margin improvement is limited. Higher interest rates could ultimately lead to disappointing earnings and a downturn in the market. Since valuations of large-cap stocks are already high, we will need to see consistent earnings growth to sustain even higher stock prices.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
INVESTMENT CHANGES


TOP TEN STOCKS AS OF JUNE 30, 1997
                               % OF FUND'S    % OF FUND'S
                               INVESTMENTS    INVESTMENTS
                                              IN THESE STOCKS
                                              6 MONTHS AGO

General Electric Co.           4.3            3.8

Gillette Co.                   4.0            4.1

Hewlett-Packard Co.            3.9            4.2

Disney (Walt) Co.              3.6            3.6

Schering-Plough Corp.          3.6            3.1

American Home Products Corp.   3.2            2.9

Bristol-Myers Squibb Co.       3.1            2.6

Pfizer, Inc.                   2.9            2.5

Coca-Cola Co. (The)            2.4            2.2

American Express Co.           2.4            2.1

TOP FIVE MARKET SECTORS AS OF JUNE 30, 1997
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  IN THESE MARKET
                                                  SECTORS
                                                  6 MONTHS AGO

Health                             19.1           17.0

Nondurables                        17.1           17.2

Media & Leisure                    12.5           12.9

Energy                             10.9           10.6

Industrial Machinery & Equipment   8.2            7.1

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JUNE 30, 1997 * AS OF DECEMBER 31, 1996 **
45.
Row: 1, Col: 1, Value: 3.7
Row: 1, Col: 2, Value: 46.3
Row: 1, Col: 3, Value: 50.0

Stocks 94.9%

Short-term
investments 5.1%
FOREIGN
INVESTMENTS 1.0%

Stocks 96.3%

Short-term
investments 3.7%
FOREIGN
INVESTMENTS 2.2%
Row: 1, Col: 1, Value: 5.1
Row: 1, Col: 2, Value: 44.9
Row: 1, Col: 3, Value: 50.0
*
**
INVESTMENTS JUNE 30, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.3%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 2.1%
AEROSPACE & DEFENSE - 0.7%
United Technologies Corp.   26,672 $ 2,213,776
DEFENSE ELECTRONICS - 1.4%
Raytheon Co.   80,000  4,080,000
TOTAL AEROSPACE & DEFENSE   6,293,776
BASIC INDUSTRIES - 2.2%
CHEMICALS & PLASTICS - 2.2%
Air Products & Chemicals, Inc.   47,634  3,870,263
Cabot Corp.   91,700  2,601,988
  6,472,251
DURABLES - 2.6%
AUTOS, TIRES, & ACCESSORIES - 1.6%
Dana Corp.   80,670  3,065,460
General Motors Corp.   30,000  1,670,625
  4,736,085
CONSUMER DURABLES - 1.0%
Minnesota Mining & Manufacturing Co.   30,000  3,060,000
TOTAL DURABLES   7,796,085
ENERGY - 10.9%
ENERGY SERVICES - 3.0%
Dresser Industries, Inc.   40,000  1,490,000
Halliburton Co.   50,700  4,017,975
Schlumberger Ltd.   26,919  3,364,875
  8,872,850
OIL & GAS - 7.9%
Amoco Corp.   40,000  3,477,500
Chevron Corp.   60,000  4,436,250
Exxon Corp.   95,800  5,891,700
Kerr-McGee Corp.   13,480  854,295
Mobil Corp.   72,000  5,031,000
Royal Dutch Petroleum Co.   60,000  3,262,500
Union Pacific Resources Group, Inc.   16,168  402,179
  23,355,424
TOTAL ENERGY   32,228,274
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - 5.1%
CREDIT & OTHER FINANCE - 2.4%
American Express Co.   94,788 $ 7,061,706
INSURANCE - 2.4%
General Re Corp.   23,360  4,251,520
Highlands Insurance Group, Inc. (a)   370  7,446
Torchmark Corp.   41,616  2,965,140
  7,224,106
SECURITIES INDUSTRY - 0.3%
Lehman Brothers Holdings, Inc.   18,357  743,459
TOTAL FINANCE   15,029,271
HEALTH - 19.1%
DRUGS & PHARMACEUTICALS - 14.8%
American Home Products Corp.   122,434  9,366,201
Bristol-Myers Squibb Co.   114,268  9,255,708
Lilly (Eli) & Co.   24,304  2,656,731
Merck & Co., Inc.   33,619  3,479,567
Pfizer, Inc.   72,080  8,613,560
Schering-Plough Corp.   222,370  10,645,829
  44,017,596
MEDICAL EQUIPMENT & SUPPLIES - 4.3%
Becton, Dickinson & Co.   64,000  3,240,000
Guidant Corp.   30,799  2,617,915
Johnson & Johnson  107,095  6,894,241
  12,752,156
TOTAL HEALTH   56,769,752
INDUSTRIAL MACHINERY & EQUIPMENT - 8.2%
ELECTRICAL EQUIPMENT - 4.9%
General Electric Co.   197,068  12,883,321
General Signal Corp.   40,000  1,745,000
  14,628,321
INDUSTRIAL MACHINERY & EQUIPMENT - 2.7%
Parker-Hannifin Corp.   113,905  6,912,610
Stanley Works  28,748  1,149,920
  8,062,530
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
POLLUTION CONTROL - 0.6%
Waste Management, Inc.   50,000 $ 1,606,250
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   24,297,101
MEDIA & LEISURE - 12.5%
BROADCASTING - 0.1%
Cox Communications, Inc. Class A (a)  14,488  347,712
ENTERTAINMENT - 3.8%
Disney (Walt) Co.   134,440  10,788,810
Viacom, Inc. Class B (non-vtg.) (a)  15,283  458,490
  11,247,300
PUBLISHING - 6.3%
Gannett Co., Inc.   55,214  5,452,383
Harcourt General, Inc.   40,000  1,905,000
Knight-Ridder, Inc.   64,400  3,159,625
McGraw-Hill, Inc.   69,512  4,088,175
Media General, Inc. Class A  24,382  975,280
Times Mirror Co. Class A  55,947  3,091,072
  18,671,535
RESTAURANTS - 2.3%
McDonald's Corp.   143,980  6,956,034
TOTAL MEDIA & LEISURE   37,222,581
NONDURABLES - 17.1%
BEVERAGES - 4.0%
Anheuser-Busch Companies, Inc.   114,134  4,786,495
Coca-Cola Co. (The)  107,628  7,264,890
  12,051,385
FOODS - 3.5%
General Mills, Inc.   42,400  2,761,300
Ralston Purina Co.   35,298  2,901,054
Sara Lee Corp.   111,000  4,620,375
  10,282,729
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONDURABLES - CONTINUED
HOUSEHOLD PRODUCTS - 7.6%
Colgate-Palmolive Co.   83,100 $ 5,422,275
Gillette Co.   125,807  11,920,213
International Flavors & Fragrances, Inc.   12,047  608,374
Procter & Gamble Co.   33,350  4,710,688
  22,661,550
TOBACCO - 2.0%
Philip Morris Companies, Inc.   132,450  5,877,469
TOTAL NONDURABLES   50,873,133
RETAIL & WHOLESALE - 1.8%
APPAREL STORES - 0.3%
Payless ShoeSource, Inc. (a)   13,140  718,594
GENERAL MERCHANDISE STORES - 1.1%
May Department Stores Co. (The)  71,626  3,384,329
GROCERY STORES - 0.4%
Supervalu, Inc.   35,080  1,210,260
TOTAL RETAIL & WHOLESALE   5,313,183
SERVICES - 1.1%
PRINTING - 0.8%
Harland (John H.) Co.   100,000  2,281,250
SERVICES - 0.3%
Jostens, Inc.   33,307  878,472
TOTAL SERVICES   3,159,722
TECHNOLOGY - 7.3%
COMPUTERS & OFFICE EQUIPMENT - 4.4%
Hewlett-Packard Co.   206,578  11,568,368
International Business Machines Corp.   18,194  1,640,871
  13,209,239
ELECTRONICS - 2.1%
Motorola, Inc.   81,906  6,224,856
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
PHOTOGRAPHIC EQUIPMENT - 0.8%
Eastman Kodak Co.   28,942 $ 2,221,299
Imation Corp. (a)   3,000  79,125
  2,300,424
TOTAL TECHNOLOGY   21,734,519
TRANSPORTATION - 0.5%
RAILROADS - 0.5%
Union Pacific Corp.   19,090  1,345,838
UTILITIES - 5.8%
CELLULAR - 0.1%
360 Degrees Communications Co. (a)   16,666  285,405
ELECTRIC UTILITY - 3.3%
Central Louisiana Electric Co., Inc.   45,500  1,279,688
Duke Power Co.   50,000  2,396,875
Edison International  80,000  1,990,000
Hawaiian Electric Industries, Inc.   40,000  1,545,000
PacifiCorp.   55,400  1,218,800
Potomac Electric Power Co.   49,800  1,151,625
  9,581,988
GAS - 0.5%
Williams Companies, Inc.   35,020  1,532,125
TELEPHONE SERVICES - 1.9%
MCI Communications Corp.   80,000  3,062,500
Sprint Corp.   50,000  2,631,250
  5,693,750
TOTAL UTILITIES   17,093,268
TOTAL COMMON STOCKS
(Cost $22,308,207)   285,628,754
CASH EQUIVALENTS - 3.7%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.93%, dated
6/30/97 due 7/1/97  $ 11,039,818 $ 11,038,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $33,346,207)  $ 296,666,754
LEGEND
1. Non-income producing
INCOME TAX INFORMATION
At June 30, 1997, the aggregate cost of investment securities for income tax purposes was $33,346,207. Net unrealized appreciation aggregated $263,320,547, of which $263,328,189 related to appreciated investment securities and $7,642 related to depreciated investment securities. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JUNE 30, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase                $ 296,666,754
agreements of $11,038,000) (cost $33,346,207) -
See accompanying schedule

Cash                                                                     119,738

Receivable for investments sold                                          579,717

Dividends receivable                                                     241,463

 TOTAL ASSETS                                                            297,607,672

LIABILITIES

Payable for fund shares redeemed                            $ 582,996

Accrued management fee                                       132,683

Other payables and accrued expenses                          44,249

 TOTAL LIABILITIES                                                       759,928

NET ASSETS                                                              $ 296,847,744

Net Assets consist of:

Paid in capital                                                         $ 23,307,102

Distributions in excess of net investment income                         (70,075)

Accumulated undistributed net realized gain (loss)                       10,290,170
on investments

Net unrealized appreciation (depreciation) on                            263,320,547
investments

NET ASSETS, for 1,543,131 shares outstanding                            $ 296,847,744

NET ASSET VALUE, offering price and redemption price                     $192.37
per share ($296,847,744 (divided by) 1,543,131 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME                                                      $ 2,366,703
Dividends

Interest                                                                304,689

 TOTAL INCOME                                                           2,671,392

EXPENSES

Management fee                                             $ 744,545

Transfer agent fees                                         102,677

Accounting fees and expenses                                456

Non-interested trustees' compensation                       999

Custodian fees and expenses                                 4,700

Registration fees                                           125

Audit                                                       17,157

Legal                                                       356

Miscellaneous                                               415

 Total expenses before reductions                           871,430

 Expense reductions                                         (3,052)     868,378

NET INVESTMENT INCOME                                                   1,803,014

REALIZED AND UNREALIZED GAIN (LOSS)                                     10,290,558
Net realized gain (loss) on investment securities

Change in net unrealized appreciation (depreciation) on                 41,760,430
investment securities

NET GAIN (LOSS)                                                         52,050,988

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 53,854,002
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            SIX MONTHS        YEAR ENDED
                                                            ENDED JUNE 30,    DECEMBER 31,
                                                            1997              1996
                                                            (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                  $ 1,803,014       $ 4,242,567
Net investment income

 Net realized gain (loss)                                    10,290,558        20,766,828

 Change in net unrealized appreciation (depreciation)        41,760,430        21,986,686

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             53,854,002        46,996,081
FROM OPERATIONS

Distributions to shareholders                                (1,853,905)       (4,266,891)
From net investment income

 From net realized gain                                      -                 (1,239,290)

 TOTAL DISTRIBUTIONS                                         (1,853,905)       (5,506,181)

Share transactions

 Reinvestment of distributions                               492,326           1,612,084

 Cost of shares redeemed                                     (10,780,273)      (20,734,887)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             (10,287,947)      (19,122,803)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    41,712,150        22,367,097

NET ASSETS

 Beginning of period                                         255,135,594       232,768,497

 End of period (including distributions in excess of net    $ 296,847,744     $ 255,135,594
investment income of $70,075 and $19,184,
respectively)

OTHER INFORMATION
Shares

 Issued in reinvestment of distributions                     2,514             10,325

 Redeemed                                                    (60,058)          (139,053)

 Net increase (decrease)                                     (57,544)          (128,728)


FINANCIAL HIGHLIGHTS
      SIX MONTHS      YEARS ENDED DECEMBER 31,
      ENDED
      JUNE 30, 1997

      (UNAUDITED)     1996                       1995   1994   1993 E   1992


SELECTED PER-SHARE DATA

Net asset value,               $ 159.39    $ 134.59    $ 102.72    $ 102.20    $ 98.92     $ 97.48
beginning of period

Income from
Investment
Operations

 Net investment                 1.14 D      2.59        2.45        2.56        2.26        2.19
income

 Net realized and               33.04       25.58       33.59       2.12        4.14        2.34
 unrealized gain
 (loss)

 Total from                     34.18       28.17       36.04       4.68        6.40        4.53
investment
 operations



Less Distributions              (1.20)      (2.60)      (2.45)      (2.42)      (2.26)      (2.23)
From net investment
 income

 In excess of net               -           -           -           -           (.09)       -
 investment income

 From net realized              -           (.77)       (1.72)      (1.74)      (.77)       (.86)
gain

 Total distributions            (1.20)      (3.37)      (4.17)      (4.16)      (3.12)      (3.09)

Net asset value, end           $ 192.37    $ 159.39    $ 134.59    $ 102.72    $ 102.20    $ 98.92
of period

TOTAL RETURN B, C               21.44%      21.00%      35.77%      4.66%       6.54%       4.68%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of             $ 296,848   $ 255,136   $ 232,768   $ 185,599   $ 189,358   $ 186,886
period (000 omitted)

Ratio of expenses to            .64%        .64%        .63%        .58%        .57%        .58%
average net assets             A

Ratio of expenses to            .64%        .63%        .63%        .58%        .57%        .58%
average net assets             A           F
after expense
reductions

Ratio of net investment         1.33%       1.72%       2.05%       2.50%       2.24%       2.23%
income to average              A
net assets

Portfolio turnover rate         0%          0%          0%          0%          0%          0%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
NOTES TO FINANCIAL STATEMENTS
For the period ended June 30, 1997 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Exchange Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 10 million shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Sales of securities, other than short-term securities, aggregated $10,731,283, which represents the current value of securities delivered in redemption of fund shares. There were no purchases of securities during the period.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee at a rate of 1/20 of 1% per month (which is equivalent to an annual rate of 6/10 of 1%) of the fund's average net assets determined as of the close of business on each business day throughout the month. In addition, under the Management Contract, FMR provides portfolio accounting and bookkeeping services to the fund and determines the net asset value per share of the fund. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee was reduced by $81,953. For the period, the management fee was equivalent to an annualized rate of .54% of average net assets.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of
 .08% of average net assets.
5. EXPENSE REDUCTIONS.
The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $3,052 under this arrangement.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
 To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Richard A. Spillane, Jr., Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Congress Street Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Exchange Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Spartan Market Index Fund
Puritan Fund(registered trademark)
Real Estate Investment Portfolio
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE